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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 11, 2004
                                (DATE OF REPORT)

                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      PENNSYLVANIA                    1-11071                   23-2668356
     (STATE OR OTHER                                          (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)   (COMMISSION FILE NUMBER)    IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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UGI Corporation                                                   Form 8-K
Page 2                                                            March 11, 2004

ITEM 5. OTHER EVENTS

         This report on Form 8-K is being filed to disclose in our audited consolidated financial statements for the fiscal year ended September 30, 2003 the realignment of our segments.

         As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2003, we realigned our business units effective October 1, 2003 in order to expand the energy management services available to our customers and strengthen our focus on power marketing. Under the new realignment, the operating results of UGI Development Company's electricity generation business are combined with the operating results of the gas marketing business of UGI Energy Services, Inc. rather than combined with UGI Utilities' Electric Utility. Our first quarter 2004 Form 10-Q, previously filed with the Securities and Exchange Commission, reflects such segment change.

         As a result of our decision to realign our segments, we have amended Items 1 and 2, "Business and Properties," and Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations," as previously filed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2003. Copies of amended Items 1 and 2, "Business and Properties" and Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations," are attached as Exhibits 99.1 and 99.2, respectively. We have amended Note 21 of our 2003 audited consolidated financial statements, "Segment Information," to conform to the realigned operating segments. In addition, we have made minor changes in the 2003 consolidated financial statements (1) to conform to the presentation in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 and (2) to modify Note 1, "Organization and Significant Accounting Policies," and Note 12, "Commitments and Contingencies." The 2003 audited financial statements are attached as Exhibit 99.3.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         23.1     Consent of PricewaterhouseCoopers LLP

         99.1 Description of Business and Properties under Items 1 and 2 of UGI Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

         99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations under Item 7 of UGI Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

         99.3 Audited consolidated financial statements of UGI Corporation for the fiscal year ended September 30, 2003, including financial statement schedules. Also included is the independent auditor's report dated November 17, 2003, except as to Note 21, which is as of March 9, 2004.

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UGI Corporation                                                   Form 8-K
Page 3                                                            March 11, 2004
                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UGI CORPORATION
                                           (REGISTRANT)

                                           By: /s/ Michael J. Cuzzolina
                                               ---------------------------------
                                                   Michael J. Cuzzolina
                                                   Vice President-Accounting
                                                      and Financial Control

Date: March 11, 2004

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                                  EXHIBIT INDEX

23.1     Consent of PricewaterhouseCoopers LLP

99.1 Description of Business and Properties under Items 1 and 2 of UGI Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, conformed to reflect the segment realignment.

99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations under Item 7 of UGI Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, conformed to reflect the segment realignment.

99.3 Audited consolidated financial statements of UGI Corporation for the fiscal year ended September 30, 2003, including financial statement schedules. Also included is the independent auditor's report dated November 17, 2003, except as to Note 21, which is as of March 9, 2004.